UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):         May 13, 2020

                 ALLEGHANY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9371	51-0283071
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1411 Broadway, 34th Floor, New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 752-1356

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	Y	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.               ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 18, 2020, Alleghany Corporation (the “Company”) completed the sale of $500 million aggregate principal amount of its 3.625% Senior Notes due 2030 (the “Senior Notes) in an underwritten public offering (the “Offering”). The Offering was made pursuant to the Prospectus Supplement dated May 13, 2020 filed with the Securities and Exchange Commission (the “SEC”) on May 14, 2020, and the Prospectus dated May 6, 2020, filed as part of the Company’s Registration Statement on Form S-3 (File No. 333-238047) that became effective when filed with the SEC on May 6, 2020. In connection with the Offering, the Company entered into an Underwriting Agreement, dated May 13, 2020 (the “Underwriting Agreement”), with BMO Capital Markets Corp., Goldman Sachs & Co. LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC.

On May 18, 2020, in connection with the issuance of the Senior Notes, the Company entered into the Fourth Supplemental Indenture, dated as of May 18, 2020 (the “Fourth Supplemental Indenture”), between the Company and The Bank of New York Mellon, as trustee (the “Trustee”). The Fourth Supplemental Indenture, along with the Indenture between the Company and the Trustee, dated as of September 20, 2010, govern the terms of the Senior Notes.

The Senior Notes will bear interest at the rate of 3.625% per annum. Interest on the Senior Notes will be paid semi-annually in arrears on May 15 and November 15 of each year, commencing on November 15, 2020. The Senior Notes will mature on May 15, 2030. Further information concerning the Senior Notes is set forth in the abovementioned Prospectus Supplement and accompanying Prospectus, and the Fourth Supplemental Indenture, including the form of the Senior Notes attached as Exhibit A thereto.

A copy of the Underwriting Agreement and the Fourth Supplemental Indenture are attached hereto as Exhibits 1.1 and 4.1, respectively, and are incorporated herein by reference. The descriptions of the Fourth Supplemental Indenture and the Senior Notes contained herein are summaries only and are qualified in their entirety by the terms of the Fourth Supplemental Indenture.

A copy of the legal opinion and consent of Olshan Frome Wolosky LLP issued to the Company in connection with the issuance of the Senior Notes is attached as Exhibit 5.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated May 13, 2020, by and among Alleghany Corporation and BMO Capital Markets Corp., Goldman Sachs & Co. LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC.

4.1

Fourth Supplemental Indenture, dated as of May 18, 2020, by and between Alleghany Corporation and The Bank of New York Mellon, as Trustee, including the form of the Senior Notes attached as Exhibit A thereto.

5.1	Opinion of Olshan Frome Wolosky LLP.

23.1	Consent of Olshan Frome Wolosky LLP (included in Exhibit 5.1 filed herewith).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHANY CORPORATION

Date: May 18, 2020	By: /s/ Kerry J. Jacobs
Name: Kerry J. Jacobs
Title: Senior Vice President and
chief financial officer